Exhibit 99.1

                      ADVANCED INFLUENZA TECHNOLOGIES, INC.

                               PLANT CITY, FLORIDA


--------------------------------------------------------------------------------


                              FINANCIAL STATEMENTS


              FOR THE INTERIM PERIOD JUNE 9, 2006 TO JULY 18, 2006







                                    CONTENTS
                                    --------



FINANCIAL STATEMENTS:                                                      PAGE
                                                                           ----


Balance Sheet                                                                1

Statement of Operations and Retained Earnings                                2

Statement of Cash Flows                                                      3

Notes to Financial Statements                                                4

                      ADVANCED INFLUENZA TECHNOLOGIES, INC.
                                  BALANCE SHEET
                                  JULY 18, 2006



                                     ASSETS

ASSETS:
   Cash                                                       $   675,000
   Prepaid sponsored research - first year                        162,800
   License agreements                                             259,399
                                                              -----------

         TOTAL ASSETS                                         $ 1,097,199
                                                              ===========



                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:                                                  $      --

STOCKHOLDERS' EQUITY:
   Common stock, $1 par value; 1,000,000 shares authorized,
       1,000 issued and outstanding                                 1,000
   Additional paid in capital                                   1,096,199
   Retained earnings                                                 --
                                                              -----------

         Total stockholders' equity                             1,097,199
                                                              -----------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 1,097,199
                                                              ===========




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                      ADVANCED INFLUENZA TECHNOLOGIES, INC.
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
              FOR THE INTERIM PERIOD JUNE 9, 2006 TO JULY 18, 2006




REVENUE                                                             $     --

EXPENSES:
                                                                    ----------

NET LOSS BEFORE INCOME TAX                                                --

PROVISION FOR INCOME TAX                                                  --
                                                                    ----------

NET LOSS                                                                  --

RETAINED EARNINGS, JUNE 9, 2006                                           --
                                                                    ----------

RETAINED EARNINGS, JULY 18, 2006                                    $     --
                                                                    ==========





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                      ADVANCED INFLUENZA TECHNOLOGIES, INC.
                             STATEMENT OF CASH FLOWS
              FOR THE INTERIM PERIOD JUNE 9, 2006 TO JULY 18, 2006







OPERATING ACTIVITIES:
     Net loss                                                       $      --
     Adjustments to reconcile net loss to net cash
         provided by operating activities -
              License agreement                                        (259,399)
              Prepaid sponsored research                               (162,800)
                                                                    -----------
                   Net cash used by operating activities               (422,199)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from capital contributions                               1,097,199
                                                                    -----------
                  Net cash provided by financing activities           1,097,199
                                                                    -----------

NET INCREASE IN CASH                                                    675,000

CASH AT JUNE 9, 2006                                                       --
                                                                    -----------

CASH AT JULY 18, 2006                                               $   675,000
                                                                    ===========










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                      ADVANCED INFLUENZA TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE INTERIM PERIOD JUNE 9, 2006 TO JULY 18, 2006


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
----------------------------------------------------

        FORMATION -
              The Corporation was formed under the laws of the State of Florida on June 9, 2006. Utek Corporation owns 100% of the outstanding common stock.

        ACCOUNTING BASIS -
              The financial statements were prepared on the accrual basis of accounting.













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